Commitment and contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies [Abstract]
Commitments And Contingencies

13. Commitment and contingencies:

13.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company's fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one. It covers approximately one year for the loss of time but will be effective after 45 days' off-hire. During 2012, the Ocean Rig Corcovado, a drillship owned by Ocean Rig,  incurred off-hire due to a failure in one of its engines which was a covered event under the loss of hire policy that resulted in $24.6 million being recognized as revenue during the year ended December 31, 2012. The amount of $24.6 million was reimbursed by the insurers to Ocean Rig in August 2012. During 2014, the Ocean Rig Corcovado incurred off-hire for the same event and, as a result, an additional amount of $20.2 million for the above covered event was recognized as revenue during the six-month period ended June 30, 2014 and was reimbursed during the same period.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due. During 2014, the Ocean Rig Mylos incurred off-hire due to damage to the blow-out-preventer stack during testing, which was a covered event under the loss of hire policy that resulted in $23.3 million being recognized as revenue during the year six-month period ended June 30, 2014.

On July 17, 2008, the Company entered into an agreement to sell the vessel Toro, a 1995-built 73,034 dwt Panamax drybulk carrier, to Samsun Logix Corporation ("Samsun") for the price of approximately $63.4 million. On January 29, 2009, the Company reached an agreement with the buyers whereby the price was reduced to $36.0 million. As part of the agreement, the buyers released the deposit of $6.3 million to the Company immediately and were required to make a new deposit of $1.5 million towards the revised purchase price. On February 13, 2009, the Company proceeded with the cancellation of the sale agreement due to the buyers' failure to pay the new deposit of $1.5 million and to perform their obligations under the agreement. In February 2009, Samsun was placed in corporate rehabilitation. In February 2010, Samsun's plan of reorganization was approved by its creditors. As part of this plan, the Company will recover a certain percentage of the agreed-upon purchase price.

As this is contingent on the successful implementation of the plan of reorganization, the Company is unable to estimate the impact on the Company's financial statements.

On May 10, 2013, Drillship Hydra Owners Inc., being the owning company of the drillship Ocean Rig Corcovado, filed a claim against Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc with the High Court in London in connection with the loss of daily earnings and cost of repair for the Blow Out Preventer of Ocean Rig Corcovado in June and July 2011. In July 2013 Ocean Rig reached an out of court commercial agreement with Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc to receive compensation amounting to $5.0 million and a Settlement Agreement and Release dated September 12, 2013, was entered and the relevant claim filed in the High Court in London, U.K. was dropped. In this respect, Ocean Rig, having previously recognized a receivable of $11.0 million recorded a charge of $6.0 million in June 2013, which amount is included in the respective consolidated statement of operations.

13.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of June 30, 2014:

Obligations:	Total	1st year	2nd year	3rd year
Vessels shipbuilding contracts	$124,440	$124,440	$-	$-
Drillship shipbuilding contracts	1,928,900	502,700	498,200	928,000
Total obligations	$2,053,340	$627,140	$498,200	$928,000

13.3 Contractual charter revenue

Future minimum contractual charter revenue, based on vessels committed to non-cancelable, long-term time contracts as of June 30, 2014, amount to $100,403 for the twelve months ending June 30, 2015, $71,671 for the twelve months ending June 30, 2016, $62,553 for the twelve months ending June 30, 2017, $56,455 for the twelve months ending June 30, 2018, $10,819 for the twelve months ending June 30, 2019 and $5,453 for the twelve months ending June 30, 2020 and thereafter. These amounts do not include any assumed off-hire.